UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 6, 2023

LATHAM GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40358	83-2797583
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

787 Watervliet Shaker Road Latham, NY 12110
(Address of principal executive offices) (Zip Code)

(800) 833-3800
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.0001 per share	SWIM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Deadline for Stockholder Nominations under the Universal Proxy Rules

In accordance with Securities and Exchange Commission (“SEC”) guidance regarding Rule 14a-19 of the Securities Exchange Act of 1934, as amended, the Company is providing an updated notice period for stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees. The information disclosed in the Company’s 2022 proxy statement under “When are stockholder proposals due for next year’s annual meeting of the stockholders?” is hereby replaced in its entirety with the following solely to revise the disclosure regarding the requirements for stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees:

Our stockholders are entitled to present proposals for action at a forthcoming meeting if they comply with the requirements of our Amended and Restated Certiﬁcate of Incorporation, our Amended and Restated Bylaws, and the rules established by the SEC.

Under Rule 14a-8 of the Exchange Act, if you want us to include a proposal in the proxy materials for our 2023 annual meeting of stockholders, we must receive the proposal at our executive ofﬁces at 787 Watervliet Shaker Road, Latham, New York 12110, no later than November 24, 2022.

Our Amended and Restated Bylaws govern the submission of nominations for director or other business proposals that a stockholder wishes to have considered at a meeting of stockholders, but which are not included in the Company’s proxy statement for that meeting. These advance notice provisions are in addition to, and separate from, the requirements that a stockholder must meet in order to have a proposal included in the proxy statement under the rules of the SEC. Under our Amended and Restated Bylaws, nominations for director or other business proposals to be addressed at our next annual meeting may be made by a stockholder entitled to vote who has delivered a notice to the Corporate Secretary no later than the close of business on February 2, 2023 and not earlier than January 3, 2023. The notice must contain the information required by the Amended and Restated Bylaws. In addition, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must also comply with the additional requirements of Rule 14a-19(b) of the Exchange Act, to the extent applicable.

A proxy granted by a stockholder will give discretionary authority to the proxies to vote on any matters introduced pursuant to the above advance notice bylaw provisions, subject to applicable rules of the SEC. Copies of our Amended and Restated Bylaws are available on our website or may be obtained from the Corporate Secretary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 6, 2023

LATHAM GROUP, INC.

By:	/s/ Scott M. Rajeski
Name:	Scott M. Rajeski
Title:	Chief Executive Officer and President